SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : November 14, 2002

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or Other Jurisdiction	(Commission File	(IRS Employer

of Incorporation	Number	Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

Item 9. Regulation FD Disclosure

SIGNATURE

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED NOVEMBER 14, 2002

EX-99.1: CERTIFICATION OF CHIEF EXECUTIVE OFFICER

EX-99.2: CERTIFICATION OF CHIEF FINANCIAL OFFICER

Item 7. Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits. The following exhibits are being filed herewith:

(99.1)	Certification of the Registrant’s Chief Executive Officer to the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(99.2)	Certification of the Registrant’s Chief Financial Officer to the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

         On November 14, 2002, Dean R. O’Hare and Michael O’Reilly submitted written certifications to the information contained in the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Registrant is filing copies of such certifications as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

By:	/s/ Joanne L. Bober

Name: Joanne L. Bober

Title: Senior Vice President and

General Counsel

November 14, 2002

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED NOVEMBER 14, 2002

Exhibit
Number

(99.1)	Certification of the Registrant’s Chief Executive Officer to the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(99.2)	Certification of the Registrant’s Chief Financial Officer to the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.